UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

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Fusion Connect, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001- 32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

(212) 201-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

As previously reported, Fusion Connect, Inc. (“Fusion”) and each of its U.S. subsidiaries (collectively, with Fusion, the “Company”) entered into a Restructuring Support Agreement, dated as of June 3, 2019 (including the Restructuring Term Sheet attached thereto, the “RSA”), with lenders (collectively, the “Consenting First Lien Lenders”) holding more than 66 2/3% of the aggregate outstanding principal amount of the loans under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, Wilmington Trust, National Association (“Wilmington Trust”), as administrative agent and collateral agent, and the lenders party thereto. Terms used but not otherwise defined herein have the meanings ascribed to them in the DIP Credit Agreement (as defined below).

As previously reported, pursuant to the RSA, the Consenting First Lien Lenders and the Company agreed to the principal terms of a restructuring of the Company, which is to be implemented pursuant to a Chapter 11 plan of reorganization, and provides for either a standalone reorganization or a sale of some, all or substantially all of the Company’s assets or business to a third party. On June 3, 2019, the Company filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Court”).

In connection with the Chapter 11 Cases, on June 7, 2019, the Company entered into the Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019 (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, the lenders party thereto (the “DIP Lenders”) and Wilmington Trust, as administrative agent and collateral agent. The DIP Credit Agreement provides for a superpriority secured debtor-in-possession credit facility (the “DIP Term Facility”) in the aggregate principal amount of up to $59,500,000, consisting of (i) $39,500,000 in the aggregate principal amount of new money term loans (the “New Money Loans”) and (ii) $20,000,000 in aggregate principal amount of roll-up term loans (the “Roll-up Loans”) representing the roll-up, on a dollar-for-dollar basis, of the outstanding loans under the Super Senior Secured Credit Agreement on the Final Order Entry Date, subject to the terms and conditions set forth therein.

Subject to the terms of the DIP Credit Agreement and orders of the Court, the proceeds of New Money Loans will be used by the Company for working capital and general corporate purposes, including the payment of transaction costs, professional fees and other obligations and expenses incurred in connection with the DIP Credit Agreement, the Chapter 11 Cases and the transactions contemplated thereunder, and to pay adequate protection expenses, if any, to the extent set forth in any order entered by the Court.

The DIP Credit Agreement will mature four months after the Closing Date, subject to three one month extensions with the consent of the Requisite Lenders. The Roll-Up Loans and the New-Money Loans will bear interest at a rate of (i) in the case of a Base Rate Loan, 9.00% per annum, and (ii) in the case of a Eurodollar Rate Loan, 10.00% per annum.

The DIP Credit Agreement includes usual and customary negative covenants for loan agreements of this type, including covenants limiting the ability of the Company to, among other things, incur additional indebtedness, create liens on assets, make investments, loans or advances, engage in mergers, consolidations, sales of assets and acquisitions, pay dividends and distributions and make payments in respect of junior or pre-petition indebtedness, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type.

The DIP Credit Agreement also includes certain customary representations and warranties, affirmative covenants and events of default, including, but not limited to, payment defaults, breaches of representations and warranties, breaches of certain covenants, certain events under ERISA, a change of control, and certain judgments and attachments. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, the appointment of a trustee in the Chapter 11 Cases, and certain other events related to the impairment of the DIP Lenders’ rights or liens granted under the DIP Credit Agreement.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the DIP Term Facility and the DIP Credit Agreement is incorporated by reference into this Item 2.03.

Item 8.01   Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. It is unlikely that holders of Fusion’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. When used in this report, the words “will” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “potential” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements include, but are not limited to statements relating to: the terms and timing of transactions contemplated by the RSA, the Chapter 11 Cases, the restructuring and the DIP Credit Agreement. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company's actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of Company's discussions with its lenders. Risks and uncertainties relating to the restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Credit Agreement, including completing various stages of the restructuring within the dates specified by the RSA and DIP Credit Agreement; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to its business or the business of its Canadian subsidiaries; the effects of disruption from the proposed Restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the ability of the Company to obtain approval for a plan of reorganization; the ability to retain key employees; and risks associated with third party motions in the Chapter 11 Cases.

Neither the Company nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Report to conform such statements to actual results or to changes in Company’s expectations, except as required by law.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
10.1
Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, the lenders party thereto from time to time and Wilmington Trust, as administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.
Date: June 7, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr. Title: Executive Vice President and General Counsel